Exhibit 99.2

Supplemental Operating and Financial Data

First Quarter 2015

Corporate Headquarters                                Investor Relations
Two North Riverside Plaza                                Sarah Byrnes
Suite 600                                        (312) 646-2801
Chicago, IL 60606                                    ir@eqcre.com
(312) 646-2800                                        www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Additional Income Statement Information	8
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	9
Calculation of EBITDA and Adjusted EBITDA	10
Calculation of Funds from Operations (FFO) and Normalized FFO	11
Debt Summary	12
Debt Maturity Schedule	13
Leverage Ratios, Coverage Ratios and Public Debt Covenants	14
Capital Expenditures & Leasing Commitments Summary	15
2015 Acquisitions and Dispositions	16

Portfolio Information
Same Property Summary by Property Location	17
Same Property Results of Operations by Property Location	18
Top 30 Properties by Annualized Rental Revenue	19
Leasing Summary	20
Leasing Summary by Property Location	21
Occupancy and Leasing Analysis by Property Location	22
Tenants Representing 1% or More of Annualized Rental Revenue	23
Portfolio Lease Expiration Schedule	24
Property Detail	25

Additional Support
Summary of Equity Investments	29
Definitions	30

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations and anticipated market conditions are forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is an internally managed and self-advised real estate investment trust (REIT). EQC is one of the largest commercial office REITs in the United States, with a portfolio of over 42 million square feet located in 30 states, DC and Australia.

	No. of		%	Q1 2015	Cash Basis
Same Property Statistics (1)	Properties	Sq. Feet	Leased	Revenues	NOI (2)
CBD	40	21,893	85.1%	65.9%	63.2%
Suburban	114	20,859	86.7%	34.1%	36.8%
Total	154	42,752	85.9%	100%	100%

Senior Unsecured Debt Ratings	NYSE Trading Symbols
Moody's -- Baa3	Common Stock -- EQC
Standard & Poor's -- BBB-	Preferred Stock Series D -- EQC-PD
Preferred Stock Series E -- EQC-PE
5.75% Senior Notes due 2042 -- EQCO

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (3)
APB Financial Group	Kim Opiatowski	(212) 293-3411	kopiatowski@apbfinancial.com
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	John Bejjani	(949) 640-8780	jbejjani@greenst.com
JMP Securities	Mitch Germain	(212) 906-3546	mgermain@jmpsecurities.com
RBC Capital Markets	Rich Moore	(440) 715-2646	rich.moore@rbccm.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Debt Research Coverage (3)
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Credit Suisse	John Giordano	(212) 538-4935	john.giordano@credit-suisse.com
J.P.Morgan	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com
Wells Fargo Securities	Thierry Perrein	(704) 410-3262	thierry.perrein@wellsfargo.com

Rating Agencies (3)
Moody's Investors Service	Lori Marks	(212) 553-1098	lori.marks@moodys.com
Standard & Poor's	Jaime Gitler	(212) 438-5049	jaime.gitler@standardandpoors.com

(1)	Same property results include properties continuously owned from January 1, 2014 through March 31, 2015.
(2)
Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure.

(3)
Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA
(dollar and share amounts in thousands, except per share data)

	As of and for the Three Months Ended
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
OPERATING INFORMATION
Percent leased	85.9%	85.8%	85.9%	86.7%	86.5%
Total revenues	$213,055	$212,808	$216,595	$215,194	$217,260
NOI (1)	115,184	118,650	117,203	122,493	115,529
Cash Basis NOI (1)	114,890	116,947	114,571	124,435	111,292
Adjusted EBITDA (1)	107,781	107,248	99,626	125,736	115,856
NOI margin (2)	54.1%	55.8%	54.1%	56.9%	53.2%
Net income (loss)	13,630	(158,561)	156,740	5,385	20,448
Net income (loss) attributable to EQC common shareholders	6,649	(165,542)	149,759	(17,802)	9,297
FFO attributable to EQC common shareholders(1)	65,384	60,442	207,234	87,146	60,479
Normalized FFO attributable to EQC common shareholders(1)	71,985	68,733	57,306	81,317	60,967
Common distributions paid	—	—	—	—	29,597
SHARES OUTSTANDING AND PER SHARE DATA
Shares Outstanding at End of Period
Common stock outstanding - basic (includes unvested restricted Shares)	129,734	129,607	128,894	128,860	118,414
Preferred Stock Outstanding (4)	15,915	15,915	15,915	15,917	26,180
Weighted Average Shares Outstanding - EPS & FFO
Weighted Average Common shares outstanding - basic	129,696	129,398	128,880	123,812	118,400
Weighted Average Common shares outstanding - diluted (3),(4)	129,874	129,398	131,243	123,812	118,400
Weighted Average Shares Outstanding - Normalized FFO
Weighted Average Common shares outstanding - basic	129,696	129,398	128,880	123,812	118,400
Weighted Average Common shares outstanding - diluted (3),(4)	129,874	129,398	128,880	123,812	118,400
Per Share Data
Net income (loss) attributable to EQC common shareholders - basic	$0.05	$(1.28)	$1.16	$(0.14)	$0.08
Net income (loss) attributable to EQC common shareholders - diluted (4)	0.05	(1.28)	1.16	(0.14)	0.08
Normalized FFO attributable to EQC common shareholders - diluted (4)	0.55	0.53	0.44	0.66	0.51
Common distributions paid	—	—	—	—	0.25
BALANCE SHEET
Total assets	$5,734,296	$5,761,639	$6,170,796	$6,593,360	$6,600,714
Total liabilities	2,423,118	2,442,056	2,681,793	3,222,472	3,241,644
MARKET CAPITALIZATION
Total debt (book value) (5)	$2,205,075	$2,207,665	$2,442,942	$2,986,604	$3,009,627
Plus: Market value of preferred shares (at end of period)	407,335	398,570	400,571	403,997	657,820
Plus: Market value of common shares (at end of period)	3,444,431	3,327,012	3,313,853	3,391,593	3,114,281
Total market capitalization	$6,056,841	$5,933,247	$6,157,366	$6,782,194	$6,781,728
RATIOS
Total debt (5) / total market capitalization	36.4%	37.2%	39.7%	44.0%	44.4%
Net debt (6) / annualized adjusted EBITDA	4.1x	4.3x	4.6x	5.1x	6.1X
Adjusted EBITDA / interest expense	3.6x	3.3x	2.8x	3.3x	3.0X

(1)
Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure.

(2)	NOI margin is defined as NOI as a percentage of total revenues.
(3)
As of March 31, 2015, we had granted restricted share units ("RSU"s) to certain employees, officers, and the chairman of the Board of Trustees. The RSUs contain both service and market-based vesting components. None of the RSUs have vested. If the market-based vesting component was measured as of March 31, 2015, 254 common shares would be issued to the RSU holders, and no shares would have been issued for the other periods presented. Using a weighted average basis, 178 common shares are reflected in diluted GAAP EPS, FFO per common share and Normalized FFO per common share. The RSUs are excluded from basic GAAP EPS, FFO per common share and Normalized FFO per common share for all periods presented because the market-based vesting measurement date has not yet occurred.

(4)
As of March 31, 2015, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares, which for GAAP earnings per common share and FFO per common share, were dilutive for the three months ended September 30, 2014 and anti-dilutive for all other periods presented. The series D preferred shares outstanding were anti-dilutive for all periods presented with respect to Normalized FFO per common share.

(5)
Total debt includes mortgage debt related to properties classified as held for sale totaling $19,688 as of March 31, 2014, and net unamortized premiums and discounts for all periods presented. Total debt excludes the debt of our unconsolidated equity investees.

(6)	Net debt is calculated as total debt minus cash and cash equivalents.

CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	March 31, 2015	December 31, 2014
ASSETS
Real estate properties:
Land	$705,222	$714,238
Buildings and improvements	4,994,374	5,014,205
	5,699,596	5,728,443
Accumulated depreciation	(1,066,369)	(1,030,445)
	4,633,227	4,697,998
Acquired real estate leases, net	184,894	198,287
Cash and cash equivalents	421,736	364,516
Restricted cash	33,349	32,257
Rents receivable, net of allowance for doubtful accounts of $8,110 and $6,565, respectively	249,408	248,101
Other assets, net	211,682	220,480
Total assets	$5,734,296	$5,761,639

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$—	$—
Senior unsecured debt, net	1,598,652	1,598,416
Mortgage notes payable, net	606,423	609,249
Accounts payable and accrued expenses	149,009	162,204
Assumed real estate lease obligations, net	24,220	26,784
Rent collected in advance	30,719	31,359
Security deposits	14,095	14,044
Total liabilities	$2,423,118	$2,442,056

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 4,915,196 and 4,915,497 shares issued and outstanding, respectively, aggregate liquidation preference of $122,880 and $122,887, respectively	$119,263	$119,266
Series E preferred shares; 7 1/4% cumulative redeemable on or after May 15, 2016; 11,000,000 shares issued and outstanding, aggregate liquidation preference $275,000	265,391	265,391
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 129,733,742 and 129,607,279 shares issued and outstanding, respectively	1,297	1,296
Additional paid in capital	4,491,093	4,487,133
Cumulative net income	2,247,482	2,233,852
Cumulative other comprehensive loss	(72,228)	(53,216)
Cumulative common distributions	(3,111,868)	(3,111,868)
Cumulative preferred distributions	(629,252)	(622,271)
Total shareholders’ equity	$3,311,178	$3,319,583
Total liabilities and shareholders’ equity	$5,734,296	$5,761,639

ADDITIONAL BALANCE SHEET INFORMATION
(amounts in thousands)

	March 31, 2015	December 31, 2014
Additional Balance Sheet Information

Straight-line rents receivable, net of allowance for doubtful accounts	$218,989	$220,855
Accounts receivable, net of allowance for doubtful accounts	30,419	27,246
Rents receivable, net of allowance for doubtful accounts	$249,408	$248,101

Capitalized lease incentives, net	$16,854	$15,191
Deferred financing fees, net	22,564	16,861
Deferred leasing costs, net	129,409	126,252
Other	42,855	62,176
Other assets, net	$211,682	$220,480

Accounts payable	$8,543	$7,755
Accrued interest	21,341	25,007
Accrued taxes	52,653	57,237
Other accrued liabilities	66,472	72,205
Accounts payable and accrued expenses	$149,009	$162,204

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	For the Three Months Ended
	March 31,
	2015	2014
Revenues
Rental income(1)	$167,972	$172,040
Tenant reimbursements and other income	45,083	45,220
Total revenues	$213,055	$217,260

Expenses:
Operating expenses	$97,871	$101,731
Depreciation and amortization	62,699	51,649
General and administrative	16,558	24,848
Loss (reversal of loss) on asset impairment	1,904	(4,761)
Acquisition related costs	—	5
Total expenses	$179,032	$173,472

Operating income	$34,023	$43,788

Interest and other income	3,448	384
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $29 and $(309), respectively)	(29,842)	(37,935)
Loss on early extinguishment of debt	(428)	—
Gain on issuance of shares by an equity investee	—	109
Gain on sale of properties	5,868	—
Income from continuing operations before income taxes and equity in earnings of investees	13,069	6,346
Income tax benefit (expense)	561	(555)
Equity in earnings of investees	—	10,934
Income from continuing operations	13,630	16,725
Discontinued operations:
Income from discontinued operations	—	4,011
Loss on asset impairment from discontinued operations	—	(288)
Net income	$13,630	$20,448
Preferred distributions	(6,981)	(11,151)
Net income attributable to Equity Commonwealth common shareholders	$6,649	$9,297

(1)
We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations include non-cash straight line rent adjustments. Rental income and income from discontinued operations also included non-cash amortization of intangible lease assets and liabilities.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	For the Three Months Ended
	March 31,
	2015	2014
Amounts attributable to Equity Commonwealth common shareholders:
Income from continuing operations	$6,649	$5,574
Income from discontinued operations	—	4,011
Loss on asset impairment from discontinued operations	—	(288)
Net income	$6,649	$9,297

Weighted average common shares outstanding — basic (1)	129,696	118,400
Weighted average common shares outstanding — diluted (1)	129,874	118,400

Basic and diluted earnings per common share attributable to Equity Commonwealth common shareholders:
Income from continuing operations	$0.05	$0.05
Income from discontinued operations	$—	$0.03
Net income	$0.05	$0.08

Additional Income Statement Information

Continuing Operations:
Straight line rent adjustments within rental income (2)	$(181)	$5,896
Lease value amortization within rental income (2)	(1,474)	(2,252)
Lease termination fees within rental income	1,949	593
Shareholder litigation and transition related expenses within general and administrative (3)	3,472	3,913
General and administrative paid to RMR (4)
Business management fee	$—	$9,520
Business management incentive fee	—	6,229
Transition services fee	2,235	—

Discontinued Operations:
Straight line rent adjustments (2)	$—	$81
Lease termination fees	—	83

(1)
As of March 31, 2015, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares, which were anti-dilutive for earnings per common share attributable to EQC common shareholders for all periods presented. 254 common shares (178 common shares on a weighted average basis) would be issued to the RSU holders if the market-based vesting component of the RSUs was measured as of March 31, 2015. No RSUs had been issued as of March 31, 2014.

(2)
We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations include non-cash straight line rent adjustments. Rental income and income from discontinued operations also include non-cash amortization of intangible lease assets and liabilities.

(3)
Shareholder litigation and transition related expenses within general and administrative for the three months ended March 31, 2015 includes $2.6 million for the increase in the fair value of the shareholder-approved liability for the reimbursement of expenses incurred by Related/Corvex since February 2013 in connection with their consent solicitations to remove our former Trustees, elect the new Board of Trustees and engage in related litigation. Approximately $8.4 million will be reimbursed only if the average closing price of our common shares is at least $26.00 (as adjusted for any share splits or share dividends) between July 31, 2014 and July 31, 2015. An additional $8.4 million will be reimbursed only if the average closing price of our common shares is at least $26.00 (as adjusted for any share splits or share dividends) between July 31, 2015 and July 31, 2016. As of March 31, 2015, the fair value of this aggregate liability is $9.3 million.

(4)	Amounts represent general and administrative expenses under our business management agreement.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	For the Three Months Ended
	March 31,
	2015	2014
Calculation of Same Property NOI and Same Property Cash Basis NOI (1):
Rental income	$167,972	$172,040
Tenant reimbursements and other income	45,083	45,220
Operating expenses	(97,871)	(101,731)
NOI	$115,184	$115,529
Straight line rent	181	(5,896)
Lease value amortization	1,474	2,252
Lease termination fees	(1,949)	(593)
Cash Basis NOI	$114,890	$111,292
Cash Basis NOI from non-same properties (2)	(1,200)	(397)
Same Property Cash Basis NOI	$113,690	$110,895
Non-cash rental and termination income from same properties	321	4,236
Same Property NOI	$114,011	$115,131

Reconciliation of Same Property NOI to GAAP Operating Income
Same Property NOI	$114,011	$115,131
Non-cash rental and termination income from same properties	(321)	(4,236)
Same Property Cash Basis NOI	$113,690	$110,895
Cash Basis NOI from non-same properties (2)	1,200	397
Cash Basis NOI	$114,890	$111,292
Straight line rent	(181)	5,896
Lease value amortization	(1,474)	(2,252)
Lease termination fees	1,949	593
NOI	$115,184	$115,529
Depreciation and amortization	(62,699)	(51,649)
General and administrative	(16,558)	(24,848)
(Loss) reversal of loss on asset impairment	(1,904)	4,761
Acquisition related costs	—	(5)
Operating Income	$34,023	$43,788

(1)
Properties sold and properties classified as discontinued operations are excluded. Same property results include properties continuously owned from January 1, 2014 through March 31, 2015. Amounts related to the settlement of outstanding assets and liabilities of previously-disposed properties that are reflected in our consolidated results are excluded from same property results.

(2)
Cash Basis NOI from non-same properties for the three months ended March 31, 2015 includes real estate tax refunds related to previously-disposed properties of $1.0 million. Cash Basis NOI from non-same properties for all periods presented includes the settlement of outstanding assets and liabilities of previously-disposed properties.

CALCULATION OF EBITDA AND ADJUSTED EBITDA
(amounts in thousands)

		For the Three Months Ended
		March 31,
		2015	2014
	Net income	$13,630	$20,448
Plus:	Interest expense from continuing operations	29,842	37,935
	Interest expense from discontinued operations	—	303
	Income tax (benefit) expense	(561)	555
	Depreciation and amortization from continuing operations	62,699	51,649
	EBITDA from equity investees	—	16,427
Less:	Equity in earnings of investees	—	(10,934)
	EBITDA	$105,610	$116,383
Plus:	Loss on asset impairment from discontinued operations	—	288
	Acquisition related costs	—	5
	Loss on early extinguishment of debt from continuing operations	428	—
	Shareholder litigation costs and transition-related expenses	3,472	3,913
	Transition services fee	2,235	—
	Adjusted EBITDA from equity investees, net of EBITDA	—	137
Less:	Gain on sale of properties	(5,868)	—
	Loss (reversal of loss) on asset impairment from continuing operations (1)	1,904	(4,761)
	Gain on issuance of shares by an equity investee	—	(109)
	Adjusted EBITDA	$107,781	$115,856

(1)
During the three months ended March 31, 2015, we recorded an impairment charge of $1.9 million related to 12655 Olive Boulevard and 1285 Fern Ridge Parkway, based upon updated market information in accordance with our impairment analysis procedures. In 2014, we ceased to actively market properties which we had previously classified as held for sale. These properties were reclassified to properties held and used in operations because they no longer met the requirements for classification as held for sale. In connection with this reclassification, we reversed previously recorded impairment losses totaling $4.8 million, which includes the elimination of estimated costs to sell.

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(amounts in thousands, except per share data)

		For the Three Months Ended
		March 31,
		2015	2014
	Calculation of FFO
	Net income	$13,630	$20,448
Plus:	Depreciation and amortization	62,699	51,649
	Loss on asset impairment from discontinued operations	—	288
	FFO from equity investees	—	14,940
Less:	Loss (reversal of loss) on asset impairment from continuing operations (1)	1,904	(4,761)
	Gain on sale of properties	(5,868)	—
	Equity in earnings of investees	—	(10,934)
	FFO attributable to Equity Commonwealth	72,365	71,630
Less:	Preferred distributions	(6,981)	(11,151)
	FFO attributable to EQC Common Shareholders	$65,384	$60,479

	Calculation of Normalized FFO
	FFO attributable to EQC common shareholders	$65,384	$60,479
	Recurring adjustments:
	Lease value amortization	1,474	2,252
	Straight line rent from continuing operations	181	(5,896)
	Straight line rent from discontinued operations	—	(81)
	Loss on early extinguishment of debt	428	—
	Minimum cash rent from direct financing lease (2)	2,032	2,032
	Gain on issuance of shares by an equity investee	—	(109)
	Interest earned from direct financing lease	(141)	(229)
	Normalized FFO from equity investees, net of FFO	—	(1,399)
	Other items which affect comparability:
	Shareholder litigation and transition related expenses (3)	3,472	3,913
	Transition services fee	2,235	—
	Acquisition related costs	—	5
	Gain on sale of securities	(3,080)	—
	Normalized FFO attributable to EQC Common Shareholders	$71,985	$60,967

	Weighted average common shares outstanding -- basic	129,696	118,400
	Weighted average common shares outstanding -- diluted (4)	129,874	118,400
	FFO attributable to EQC common shareholders per share -- basic & diluted (4)	$0.50	$0.51
	Normalized FFO attributable to EQC common shareholders per share -- basic (4)	$0.56	$0.51
	Normalized FFO attributable to EQC common shareholders per share -- diluted (4)	$0.55	$0.51

(1)
During the three months ended March 31, 2015, we recorded an impairment charge of $1.9 million related to 12655 Olive Boulevard and 1285 Fern Ridge Parkway, based upon updated market information in accordance with our impairment analysis procedures. In 2014, we ceased to actively market properties which we had previously classified as held for sale. These properties were reclassified to properties held and used in operations because they no longer met the requirements for classification as held for sale. In connection with this reclassification, we reversed previously recorded impairment losses totaling $4.8 million, which includes the elimination of estimated costs to sell.

(2)
Contractual cash payments (including management fees) from one tenant at Arizona Center for the three months ended March 31, 2015 and 2014 were $2,032. These payments will decrease to approximately $515 per year beginning in 2016. Our calculation of Normalized FFO reflects the cash payments received from this tenant. The terms of this tenant's lease require us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $141 and $229 for the three months ended March 31, 2015 and 2014, respectively. This direct financing lease has an expiration date in 2045.

(3)	Refer to the Additional Income Statement Information for a discussion of expenses related to the shareholder-approved Related/Corvex consent solicitation liability.
(4)
As of March 31, 2015, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares, which were anti-dilutive for FFO and Normalized FFO per common share for all periods presented. 254 common shares (178 common shares on a weighted average basis) would be issued to the RSU holders if the market-based vesting component of the RSUs was measured as of March 31, 2015. No RSUs had been issued as of March 31, 2014.

DEBT SUMMARY
As of March 31, 2015
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Debt:
Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 125 bps) (1)	1.43%	$—	1/28/2019	$—	3.8
Term loan (LIBOR + 140 bps) (2)	1.58%	200,000	1/28/2020	200,000	4.8
Term loan (LIBOR + 180 bps) (2)	1.98%	200,000	1/28/2022	200,000	6.8
Total / weighted average unsecured floating rate debt	1.78%	$400,000		$400,000	5.8

Unsecured Fixed Rate Debt:
5.75% Senior Unsecured Notes Due 2015 (3)	5.75%	$138,773	11/1/2015	$138,773	0.6
6.25% Senior Unsecured Notes Due 2016	6.25%	139,104	8/15/2016	139,104	1.4
6.25% Senior Unsecured Notes Due 2017	6.25%	250,000	6/15/2017	250,000	2.2
6.65% Senior Unsecured Notes Due 2018	6.65%	250,000	1/15/2018	250,000	2.8
5.875% Senior Unsecured Notes Due 2020	5.88%	250,000	9/15/2020	250,000	5.5
5.75% Senior Unsecured Notes Due 2042	5.75%	175,000	8/1/2042	175,000	27.4
Total / weighted average unsecured fixed rate debt	6.13%	$1,202,877		$1,202,877	6.4

Secured Fixed Rate Debt:
111 Monument Circle	5.24%	$116,000	3/1/2016	$116,000	0.9
225 Water Street (4)	6.03%	40,059	5/11/2016	38,994	1.1
111 East Wacker Drive	6.29%	142,153	7/11/2016	139,478	1.3
2501 20th Place South	7.36%	10,127	8/1/2016	9,333	1.3
Parkshore Plaza	5.67%	41,275	5/1/2017	41,275	2.1
1735 Market Street (5)	5.66%	171,039	12/2/2019	160,710	4.7
206 East 9th Street	5.69%	27,850	1/5/2021	24,836	5.8
1320 Main Street	5.30%	38,811	6/1/2021	34,113	6.2
33 Stiles Lane	6.75%	3,047	3/1/2022	—	6.9
97 Newberry Road	5.71%	6,711	3/1/2026	—	10.9
Total / weighted average secured fixed rate debt	5.77%	$597,072		$564,739	2.9

Total / weighted average (3), (6)	5.24%	$2,199,949		$2,167,616	5.3

(1)
Represents amounts outstanding on EQC's $750,000 revolving credit facility as of March 31, 2015. The interest rate presented is as of March 31, 2015, and equals LIBOR plus 1.25%. We also pay a 25 basis point facility fee annually. The spread over LIBOR and the facility fee vary depending upon EQC's credit rating.

(2)
Represents amounts outstanding on EQC's term loans as of March 31, 2015. The interest rate presented is as of March 31, 2015, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating.

(3)	On March 18, 2015, our Board of Trustees approved the redemption at par of $138.8 million of our 5.75% unsecured senior notes due 2015. The notes were redeemed on May 1, 2015.
(4)
On October 10, 2014, we were notified by the lender that our decision to cease making loan servicing payments created an event of default effective July 11, 2014 and the lender has exercised its option to accelerate the maturity of the unpaid balance of the loan. The lender has filed a suit of foreclosure for this property. We have cooperated with the lender to allow for a consensual foreclosure process.  The final step of the foreclosure process, the foreclosure sale, is expected to occur in the second quarter of 2015. Since July 11, 2014, we have accrued interest on this loan at 10.03% to include the 4% of default interest.

(5)	Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016.
(6)	Total debt outstanding as of March 31, 2015, including net unamortized premiums and discounts, was $2,205,075.

DEBT MATURITY SCHEDULE
(dollars in thousands)

Scheduled Payments During Period
Year	Unsecured Floating Rate Debt		Unsecured Fixed Rate Debt		Secured Fixed Rate Debt		Total		Weighted Average Interest Rate (1)
2015	$—		$138,773	(2)	$5,612	(3)	$144,385		5.8%
2016	—		139,104		309,604	(3)	448,708		6.0%
2017	—		250,000		45,592		295,592		6.2%
2018	—		250,000		4,614		254,614		6.6%
2019	—		—		165,422	(4)	165,422		5.7%
2020	200,000	(5)	250,000		2,523		452,523		4.0%
2021	—		—		60,470		60,470		5.5%
2022	200,000	(5)	—		799		200,799		2.0%
2023	—		—		702		702		5.7%
2024	—		—		743		743		5.7%
Thereafter	—		175,000		991		175,991		5.8%
Total	$400,000		$1,202,877		$597,072		$2,199,949	(6)	5.2%

Percent	18.2%		54.7%		27.1%		100.0%

(1)	Based on current contractual interest rates excluding an additional 4% of default interest incurred on the mortgage loan secured by 225 Water Street.

(2)	On March 18, 2015, our Board of Trustees approved the redemption at par of $138.8 million of our 5.75% unsecured senior notes due 2015. The notes were redeemed on May 1, 2015.

(3)
Scheduled payments for the fixed rate debt secured by 225 Water Street of $0.9 million and $39.2 million are included in 2015 and 2016, respectively. On October 10, 2014, we were notified by the lender that our decision to cease making loan servicing payments created an event of default effective July 11, 2014 and the lender has exercised its option to accelerate the maturity of the unpaid balance of the loan. The lender has filed a suit of foreclosure for this property. We have cooperated with the lender to allow for a consensual foreclosure process.  The final step of the foreclosure process, the foreclosure sale, is expected to occur in the second quarter of 2015. Since July 11, 2014, we have accrued interest on this loan at 10.03% to include the 4% of default interest.

(4)	Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016.

(5)
Represents amounts outstanding on EQC's term loans as of March 31, 2015. The interest rate presented is as of March 31, 2015, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating.

(6)	Total debt outstanding as of March 31, 2015, including net unamortized premiums and discounts, was $2,205,075.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(dollars in thousands)

	As of and for the Three Months Ended
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Leverage Ratios
Total debt (1) / total assets	38.5%	38.3%	39.6%	45.3%	45.6%
Total debt (1) / total market capitalization	36.4%	37.2%	39.7%	44.0%	44.4%
Total debt (1) + preferred stock / total market capitalization	43.1%	43.9%	46.2%	50.0%	54.1%
Total debt (1) / annualized adjusted EBITDA	5.1x	5.1x	6.1x	5.9x	6.5x
Total debt (1) + preferred stock / annualized adjusted EBITDA	6.1x	6.1x	7.1x	6.7x	7.9x
Net debt (2) / enterprise value (3)	31.6%	32.9%	33.2%	40.3%	42.9%
Net debt (2) + preferred stock / enterprise value (3)	38.9%	40.1%	40.4%	46.6%	52.8%
Net debt (2) / annualized adjusted EBITDA	4.1x	4.3x	4.6x	5.1x	6.1x
Net debt (2) + preferred stock / annualized adjusted EBITDA	5.1x	5.2x	5.6x	5.9x	7.5x
Secured debt / total assets	10.6%	10.6%	10.0%	13.6%	13.9%
Variable rate debt / total debt (1)	18.1%	18.1%	20.5%	24.6%	24.4%
Variable rate debt / total assets	7.0%	6.9%	8.1%	11.1%	11.1%

Coverage Ratios
Adjusted EBITDA (4) / interest expense	3.6x	3.3x	2.8x	3.3x	3.0x
Adjusted EBITDA (4) / interest expense + preferred distributions	2.9x	2.7x	2.4x	2.8x	2.4x

Public Debt Covenants
Debt / adjusted total assets (5) (maximum 60%)	30.9%	31.0%	33.4%	38.9%	38.8%
Secured debt / adjusted total assets (5) (maximum 40%)	8.5%	8.6%	8.5%	11.6%	11.8%
Consolidated income available for debt service (6) / debt service (minimum 1.5x)	3.9x	3.9x	3.4x	3.1x	3.2x
Total unencumbered assets (5) / unsecured debt (minimum 150% / 200%)	386.5%	385.6%	348.7%	302.8%	304.4%

(1)
Total debt includes net unamortized premiums and discounts and mortgage debt related to properties classified as held for sale totaling $19,688 as of March 31, 2014. Total debt excludes the debt of our unconsolidated equity investees.

(2)	Net debt is calculated as total debt minus cash and cash equivalents.

(3)	Enterprise value is calculated as total market capitalization minus cash and cash equivalents.

(4)
Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure.

(5)
Adjusted total assets and total unencumbered assets includes original cost of real estate assets calculated in accordance with GAAP and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

(6)
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on acquisitions and sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

CAPITAL EXPENDITURES & LEASING COMMITMENTS SUMMARY
(dollars and square feet in thousands, except per square foot data)

CAPITAL EXPENDITURES SUMMARY	For the Three Months Ended
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Tenant improvements	$8,167	$15,989	$10,719	$11,687	$19,843
Leasing costs	10,868	10,517	15,838	5,661	5,075
Building improvements	2,674	8,206	5,897	4,659	4,244
Development, redevelopment and other activities	76	1,544	2,273	2,804	3,743
Total capital expenditures	$21,785	$36,256	$34,727	$24,811	$32,905

Average square feet during period (1)	42,835	42,919	42,919	44,309	45,698

Building improvements per average total sq. ft. during period	$0.06	$0.19	$0.14	$0.11	$0.09

LEASING COMMITMENTS	For the Three Months Ended
SUMMARY	March 31, 2015
	New Leases	Renewals	Total
Rentable square feet leased during the period	720	758	1,478
Tenant leasing costs and concession commitments (2)	$31,644	$9,164	$40,808
Tenant leasing costs and concession commitments per rentable square foot (2)	$43.95	$12.09	$27.61
Weighted average lease term by square foot (years)	8.8	4.5	6.6
Total leasing costs and concession commitments per rentable square foot per year (2)	$4.99	$2.70	$4.20

(1)	Average square feet during each period includes properties held for sale at the end of each period. As of March 31, 2015, EQC did not have any properties classified as held for sale.
(2)	Includes commitments made for leasing expenditures and concessions, such as improvements, leasing commissions, tenant reimbursements and free rent.

2015 ACQUISITIONS AND DISPOSITIONS
(dollars in thousands)

Acquisitions:
None

Dispositions:
Date Sold	Year Acquired	Property	City	State	No. of Properties	Location	Sq. Feet	% Leased	Gross Sales Price	Net Book Value (1)	Annualized Rental Revenue
1/22/15	2006	11350 N Meridian St.	Carmel	IN	1	Suburban	72,264	78.4%	$4,200	$2,537	$707
3/4/15	1998	333 Laurel Oak Dr.	Voorhees	NJ	1(2)	Suburban	27,164	0.0%	2,450	1,441	—
3/6/15	2003	1921 E Alton Ave.	Santa Ana	CA	1	Suburban	67,846	84.7%	14,533	8,567	1,683
							167,274	68.2%	$21,183	$12,545	$2,390

Gain on sale of properties for the three months ended March 31, 2015:	$5,868

In April, the Company entered into several contracts to sell 52 properties, representing over 8 million square feet, in various portfolio and single asset transactions. Proceeds are anticipated to total approximately $750 million. These transactions are projected to close in the second and third quarter of 2015 but are subject to customary closing conditions. There is no certainty that these conditions will be met or that these transactions will close.

(1)
Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations, impairment writedowns and currency adjustments, if any. Net Book Value excludes deferred leasing costs, certain intangible assets and working capital, which are included in the calculation of Gain on on sale of properties.

(2)	We sold one building in a property containing three buildings.

SAME PROPERTY SUMMARY BY PROPERTY LOCATION (1)
(square feet and dollars in thousands)

	As of and for the Three Months Ended March 31, 2015
	CBD Properties	Suburban Properties	Total
Number of Properties	40	114	154
Percent of total	26.0%	74.0%	100.0%

Total square feet	21,893	20,859	42,752
Percent of total	51.2%	48.8%	100.0%

Leased square feet	18,628	18,091	36,719
Percent leased (2)	85.1%	86.7%	85.9%

Total revenues	$139,540	$72,101	$211,641
Percent of total	65.9%	34.1%	100.0%

NOI (3)	$73,947	$40,064	$114,011
Percent of total	64.9%	35.1%	100.0%

Cash Basis NOI (3)	$71,847	$41,843	$113,690
Percent of total	63.2%	36.8%	100.0%

(1)
Includes properties continuously owned from January 1, 2014 through March 31, 2015, and excludes amounts related to the settlement of outstanding assets and liabilities of previously-disposed properties that are reflected in our consolidated results.

(2)	Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

(3)
Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure.

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY LOCATION
(dollars and square feet in thousands)

	As of and for the Three Months Ended March 31,
	2015 (1)	2014 (1)	% Change
Total
Properties	154	154
Square Feet (2)	42,752	42,746
% Leased	85.9%	86.6%	(0.7)%
Revenues
Rental income	$167,720	$171,519
Straight line adjustment	177	(5,895)
Above/below market rent amortization	1,474	2,252
Early termination income	(1,972)	(593)
Cash basis rental income	167,399	167,283
Tenant reimbursements	42,874	44,034
Other income	1,047	1,070
Total revenues	211,641	216,623	(2.3)%

Cash basis revenue	211,320	212,387	(0.5)%
Operating expenses	97,630	101,492	(3.8)%
NOI	114,011	115,131	(1.0)%
NOI margin	53.9%	53.1%
Cash Basis NOI	$113,690	$110,895	2.5%
Cash Basis NOI margin	53.8%	52.2%

CBD
Properties	40	40
Square Feet (2)	21,893	21,889
% Leased	85.1%	85.1%	0.0%
Revenues
Rental income	$109,843	$110,239
Straight line adjustment	(2,036)	(4,630)
Above/below market rent amortization	1,300	1,776
Termination income	(1,364)	(535)
Cash basis rental income	107,743	106,850
Tenant reimbursements	28,834	29,389
Other income	863	864
Total revenues	139,540	140,492	(0.7)%

Cash basis revenue	137,440	137,103	0.2%
Operating expenses	65,593	67,304	(2.5)%
NOI	73,947	73,188	1.0%
NOI margin	53.0%	52.1%
CBD Cash Basis NOI	$71,847	$69,799	2.9%
Cash Basis NOI margin	52.3%	50.9%

Suburban
Properties	114	114
Square Feet (2)	20,859	20,857
% Leased	86.7%	88.1%	(1.4)%
Revenues
Rental income	$57,877	$61,280
Straight line adjustment	2,213	(1,265)
Above/below market rent amortization	174	476
Termination income	(608)	(58)
Cash basis rental income	59,656	60,433
Tenant reimbursements	14,040	14,645
Other income	184	206
Total revenues	72,101	76,131	(5.3)%

Cash basis revenue	73,880	75,284	(1.9)%
Operating expenses	32,037	34,188	(6.3)%
NOI	40,064	41,943	(4.5)%
NOI margin	55.6%	55.1%
Suburban Cash Basis NOI	$41,843	$41,096	1.8%
Cash Basis NOI margin	56.6%	54.6%

(1)
Quarter-to-date results include properties continuously owned from January 1, 2014 through March 31, 2015. Amounts related to the settlement of outstanding assets and liabilities of previously-disposed properties that are reflected in our consolidated results are excluded.

(2)	Total square footage changed due to remeasurement.

TOP 30 PROPERTIES BY ANNUALIZED RENTAL REVENUE (1)
As of March 31, 2015
(sorted by annualized rental revenue, dollars in thousands)

Property		City	State	No. of Buildings	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (3)	Net Book Value (4)	Year Acquired	Weighted Average Year Built or Substantially Renovated (5)
1	600 West Chicago Avenue	Chicago	IL	2	CBD	1,512	90.9%	45,597	355,386	325,879	2011	2001
2	Illinois Center	Chicago	IL	2	CBD	2,090	73.5%	42,958	333,944	308,757	2011; 2012	2001
3	1735 Market Street	Philadelphia	PA	1	CBD	1,291	91.8%	37,338	298,361	184,690	1998	1990
4	1500 Market Street	Philadelphia	PA	1	CBD	1,774	79.5%	36,270	283,925	212,633	2002	1974
5	111 River Street	Hoboken	NJ	1	CBD	566	95.7%	22,810	134,801	115,741	2009	2002
6	111 Monument Circle	Indianapolis	IN	2	CBD	1,064	83.1%	22,549	173,116	163,314	2012	1990
7	185 Asylum Street	Hartford	CT	1	CBD	868	98.6%	21,314	78,021	73,362	2012	2010
8	1225 Seventeenth Street	Denver	CO	1	CBD	672	94.6%	20,346	145,739	127,303	2009	1982
9	701 Poydras Street	New Orleans	LA	1	CBD	1,257	95.6%	19,921	97,897	89,971	2011	2010
10	333 108th Avenue NE	Bellevue	WA	1	CBD	417	100.0%	18,563	152,543	133,205	2009	2008
11	1600 Market Street	Philadelphia	PA	1	CBD	826	84.5%	17,878	131,877	79,386	1998	1983
12	6600 North Military Trail	Boca Raton	FL	3	SUB	640	100.0%	17,086	145,698	131,908	2011	2008
13	North Point Office Complex	Cleveland	OH	2	CBD	873	79.3%	16,113	121,954	102,228	2008	1988
14	8750 Bryn Mawr Avenue	Chicago	IL	2	SUB	632	88.7%	15,989	90,924	81,126	2010	2005
15	310-320 Pitt Street	Sydney	Australia	1	CBD	314	100.0%	14,445	129,100	120,156	2010	1989
16	Arizona Center (6)	Phoenix	AZ	4	CBD	1,071	94.0%	13,843	97,912	90,306	2011	1992
17	Foster Plaza	Pittsburgh	PA	8	SUB	727	84.9%	12,133	73,423	55,972	2005	1993
18	Bridgepoint Parkway	Austin	TX	5	SUB	440	93.0%	11,670	88,040	52,517	1997	1995
19	Research Park	Austin	TX	4	SUB	1,110	98.0%	11,666	90,585	63,065	1998	1976
20	101-115 W. Washington Street	Indianapolis	IN	1	CBD	634	94.4%	11,208	89,379	67,730	2005	1977
21	100 East Wisconsin Avenue	Milwaukee	WI	1	CBD	435	89.2%	10,833	82,054	72,634	2010	1989
22	111 Market Place	Baltimore	MD	1	CBD	541	97.0%	10,740	76,075	53,504	2003	1990
23	420 20th Street North	Birmingham	AL	1	CBD	515	75.6%	9,618	55,760	50,652	2011	2006
24	East Eisenhower Parkway	Ann Arbor	MI	2	SUB	410	92.8%	9,461	55,045	49,192	2010	2006
25	109 Brookline Avenue	Boston	MA	1	CBD	286	94.3%	9,397	45,458	27,861	1995	1915
26	111 East Kilbourn Avenue	Milwaukee	WI	1	CBD	374	96.7%	9,309	55,065	45,743	2008	1988
27	Woodcliff Drive	Fairport	NY	6	SUB	517	80.9%	8,346	47,832	43,810	2006	1995
28	1320 Main Street	Columbia	SC	1	CBD	334	91.8%	8,334	55,168	51,814	2012	2004
29	Inverness Center	Birmingham	AL	4	SUB	476	87.0%	8,248	51,756	46,140	2010	1981
30	1601 Dry Creek Drive	Longmont	CO	1	SUB	553	97.0%	8,227	32,359	23,907	2004	1982

	Subtotal (30 properties)			63		23,218	89.0%	$522,210	$3,669,197	$3,044,506
	All other properties (124 properties)			196		19,534	82.2%	252,212	2,030,399	1,588,721
	Total (154 properties)			259		42,752	85.9%	$774,422	$5,699,596	$4,633,227

				Q1 2015 NOI (7)	% of NOI	Q1 2015 Cash Basis NOI (7)	% of Cash Basis NOI
	Subtotal (30 properties)			$80,520	70.6%	$77,811	68.4%
	All other properties (124 properties)			33,491	29.4%	35,879	31.6%
	Total (154 properties)			$114,011	100%	$113,690	100.0%

(1)	Excludes properties sold prior to April 1, 2015.
(2)
Annualized rental revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of March 31, 2015, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3)	Represents the carrying value of real estate properties, after purchase price allocations, impairment write downs and currency adjustments, if any.
(4)	Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations, impairment write downs and currency adjustments, if any.
(5)	Weighted based on square feet.
(6)
Contractual cash payments (including management fees) from one tenant at Arizona Center for the three months ended March 31, 2015 were $2,032 and will decrease to approximately $515 per year beginning in 2016. The terms of this tenant's lease require us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $141 and $229 for the three months ended March 31, 2015 and 2014, respectively. Annualized rental revenue excludes the cash payments received from this tenant. This direct financing lease has an expiration date in 2045.

(7)
Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure.

LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14
Properties	154	156	156	156	156
Total square feet (1)	42,752	42,919	42,919	42,920	42,913
Percentage leased (2)	85.9%	85.8%	85.9%	86.7%	86.5%

Renewal Leases
Square feet	758	1,173	792	1,204	459
Lease term (years)	4.5	4.5	12.4	6.0	5.5
Percent change in cash rent (3)	(2.8)%	1.6%	(2.8)%	(2.2)%	(3.9)%
Percent change in GAAP rent (3)	(0.1)%	8.8%	0.4%	3.7%	(1.2)%
Total TI & LC per square foot (4)	$12.09	$10.17	$37.39	$9.37	$10.98
Total TI & LC per sq. ft. per year of lease term (4)	$2.70	$2.28	$3.02	$1.56	$2.00

New Leases
Square feet	720	275	317	358	214
Lease term (years)	8.8	6.4	7.0	5.9	8.1
Percent change in cash rent (3)	3.6%	(2.9)%	(2.9)%	(8.9)%	6.2%
Percent change in GAAP rent (3)	12.7%	1.3%	(1.6)%	(3.6)%	12.7%
Total TI & LC per square foot (4)	$43.95	$35.16	$13.83	$29.89	$27.78
Total TI & LC per sq. ft. per year of lease term (4)	$4.99	$5.48	$1.98	$5.07	$3.43

Total Leases
Square feet	1,478	1,448	1,109	1,562	673
Lease term (years)	6.6	4.8	10.8	6.0	6.3
Percent change in cash rent (3)	0.0%	1.2%	(2.8)%	(3.7)%	(0.7)%
Percent change in GAAP rent (3)	5.6%	8.1%	0.1%	2.0%	3.3%
Total TI & LC per square foot (4)	$27.61	$14.92	$30.66	$14.07	$16.32
Total TI & LC per sq. ft. per year of lease term (4)	$4.20	$3.08	$2.84	$2.36	$2.45

(1)	Total square footage changed due to remeasurement.

(2)	Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

(3)
Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. Beginning in Q4 2014, new leasing in suites vacant longer than 2 years were excluded from the calculation.

(4)	Includes commitments made for leasing expenditures and concessions, such as tenant improvements and leasing commissions.
The above leasing summary is based on leases executed during the periods indicated.

LEASING SUMMARY BY PROPERTY LOCATION
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	March 31, 2015
	CBD Properties	Suburban Properties	Total
Properties	40	114	154
Total square feet (1)	21,893	20,859	42,752
Percentage leased (2)	85.1%	86.7%	85.9%

Renewal Leases
Square feet	257	501	758
Lease term (years)	6.8	3.3	4.5
Percentage change in cash rent (3)	(1.3)%	(3.8)%	(2.8)%
Percentage change in GAAP rent (3)	4.5%	(3.2)%	(0.1)%
Total TI & LC per square foot (4)	$25.59	$5.17	$12.09
Total TI & LC per sq. ft. per year of lease term (4)	$3.76	$1.58	$2.70

New Leases
Square feet	193	527	720
Lease term (years)	7.7	9.2	8.8
Percentage change in cash rent (3)	8.9%	1.2%	3.6%
Percentage change in GAAP rent (3)	16.9%	10.9%	12.7%
Total TI & LC per square foot (4)	$44.24	$43.84	$43.95
Total TI & LC per sq. ft. per year of lease term (4)	$5.75	$4.77	$4.99

Total Leases
Square feet	450	1,028	1,478
Lease term (years)	7.2	6.3	6.6
Percentage change in cash rent (3)	2.5%	(1.4)%	0.0%
Percentage change in GAAP rent (3)	9.1%	3.5%	5.6%
Total TI & LC per square foot (4)	$33.55	$24.98	$27.61
Total TI & LC per sq. ft. per year of lease term (4)	$4.66	$3.97	$4.20

(1)	Total square footage changed due to remeasurement.

(2)	Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

(3)
Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years is excluded from the calculation.

(4)	Includes commitments made for leasing expenditures and concessions, such as tenant improvements and leasing commissions.
The above leasing summary is based on leases executed during the periods indicated.

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY LOCATION
(square feet in thousands)

	Total Square	Leases Executed During the
	Feet as of	Three Months Ended March 31, 2015
Property Location	March 31, 2015	Renewals	New	Total
CBD Properties	21,893	257	193	450
Suburban Properties	20,859	501	527	1028
Total	42,752	758	720	1,478

	Square Footage Leased
	December 31, 2014			Renewals		March 31, 2015
Property Location	Total	% Leased (1)	Expired	and New	Disposed	Total	% Leased (1)
CBD Properties	18,552	84.7%	(374)	450	—	18,628	85.1%
Suburban Properties	18,288	87.0%	(1,111)	1,028	(114)	18,091	86.7%
Total	36,840	85.8%	(1,485)	1,478	(114)	36,719	85.9%

(1)	Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

TENANTS REPRESENTING 1% OR MORE OF ANNUALIZED RENTAL REVENUE
As of March 31, 2015
(square feet in thousands)

	Tenant	Square Feet (1)	% of Total Sq. Ft. (1)	% of Annualized Rental Revenue (2)	Weighted Average Remaining Lease Term
1	Office Depot, Inc.	651	1.5%	2.2%	8.5
2	Expedia, Inc.	398	0.9%	2.1%	3.6
3	John Wiley & Sons, Inc.	396	1.0%	2.1%	17.6
4	PNC Financial Services Group	587	1.4%	1.9%	5.9
5	Telstra Corporation Limited	311	0.7%	1.9%	5.2
6	U.S. Government	463	1.1%	1.6%	5.0
7	Royal Dutch Shell plc	700	1.6%	1.5%	11.1
8	The Bank of New York Mellon Corp.	395	0.9%	1.4%	2.7
9	Flextronics International Ltd.	1,051	2.5%	1.4%	4.8
10	J.P. Morgan Chase & Co.	388	0.9%	1.4%	9.2
11	United Healthcare Services Inc.	479	1.1%	1.4%	7.6
12	Towers Watson & Co	347	0.8%	1.3%	4.1
13	Bankers Life and Casualty Company	349	0.8%	1.3%	5.5
14	Level 3 Communications, Inc.	219	0.5%	1.2%	5.1
15	Wells Fargo & Co	338	0.8%	1.2%	3.4
16	Jones Day	343	0.8%	1.2%	11.3
17	Ballard Spahr LLP	218	0.5%	1.1%	14.9
18	RE/MAX Holdings, Inc.	248	0.6%	1.0%	13.1
	Total	7,881	18.4%	27.2%	7.6

(1)
Square footage is pursuant to existing leases as of March 31, 2015 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)
Annualized rental revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of March 31, 2015, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

PORTFOLIO LEASE EXPIRATION SCHEDULE
As of March 31, 2015 (dollars and sq. ft. in thousands)

Total Properties
Year	Number of Tenants Expiring	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2015	319	3,029	8.2%	8.2%	71,848	9.3%	9.3%
2016	310	4,568	12.4%	20.6%	72,447	9.4%	18.7%
2017	276	3,823	10.4%	31.0%	84,435	10.9%	29.6%
2018	237	4,180	11.4%	42.4%	88,010	11.4%	41.0%
2019	184	3,768	10.3%	52.7%	68,824	8.9%	49.9%
2020	156	4,213	11.5%	64.2%	89,093	11.4%	61.3%
2021	88	2,380	6.5%	70.7%	52,909	6.7%	68.0%
2022	62	1,960	5.3%	76.0%	46,281	6.0%	74.0%
2023	64	2,713	7.4%	83.4%	67,065	8.7%	82.7%
2024	40	1,317	3.6%	87.0%	26,896	3.5%	86.2%
Thereafter	68	4,768	13.0%	100.0%	106,614	13.8%	100.0%
Total	1,804	36,719	100.0%		774,422	100.0%
Weighted average remaining
lease term (in years)		5.5			5.8

CBD Properties
Year	Number of Tenants Expiring	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2015	187	1,547	8.3%	8.3%	44,719	9.1%	9.1%
2016	145	1,390	7.7%	16.0%	33,750	6.9%	16.0%
2017	150	1,685	9.0%	25.0%	45,788	9.3%	25.3%
2018	137	2,589	13.9%	38.9%	62,841	12.8%	38.1%
2019	104	1,487	8.0%	46.9%	38,902	7.9%	46.0%
2020	77	2,193	11.8%	58.7%	63,885	13.0%	59.0%
2021	47	1,279	6.9%	65.6%	33,622	6.8%	65.8%
2022	38	1,042	5.6%	71.2%	30,581	6.2%	72.0%
2023	42	1,225	6.6%	77.8%	32,153	6.6%	78.6%
2024	27	754	4.0%	81.8%	21,380	4.4%	83.0%
Thereafter	49	3,437	18.2%	100.0%	83,286	17.0%	100.0%
Total	1,003	18,628	100.0%		490,907	100.0%
Weighted average remaining
lease term (in years)		6.4			6.4

Suburban Properties
Year	Number of Tenants Expiring	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2015	132	1,482	8.2%	8.2%	27,129	9.6%	9.6%
2016	165	3,178	17.5%	25.7%	38,697	13.6%	23.2%
2017	126	2,138	11.8%	37.5%	38,647	13.6%	36.8%
2018	100	1,591	8.8%	46.3%	25,169	8.9%	45.7%
2019	80	2,281	12.6%	58.9%	29,922	10.6%	56.3%
2020	79	2,020	11.2%	70.1%	25,208	8.9%	65.2%
2021	41	1,101	6.1%	76.2%	19,287	6.8%	72.0%
2022	24	918	5.1%	81.3%	15,700	5.5%	77.5%
2023	22	1,488	8.2%	89.5%	34,912	12.4%	89.9%
2024	13	563	3.1%	92.6%	5,516	1.9%	91.8%
Thereafter	19	1,331	7.4%	100.0%	23,328	8.2%	100.0%
Total	801	18,091	100.0%		283,515	100.0%
Weighted average remaining
lease term (in years)		4.7			4.9

(1)
Square feet is pursuant to existing leases as of March 31, 2015 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)
Annualized rental revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of March 31, 2015, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

PROPERTY DETAIL
As of March 31, 2015
(sorted by geographic location, dollars and square feet in thousands)

	Property	City and State/Country		No. of Bldgs.	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (3)	Net Book Value (4)	Year Acquired	Weighted Average Year Built or Substantially Renovated (5)
1	2501 20th Place South	Birmingham	AL	1	CBD	126	98.6%	$2,947	$24,116	$19,815	2006	2001
2	420 20th Street North	Birmingham	AL	1	CBD	515	75.6%	9,618	55,760	50,652	2011	2006
3	Inverness Center	Birmingham	AL	4	SUB	476	87.0%	8,248	51,756	46,140	2010	1981
4	785 Schilinger Road South	Mobile	AL	1	SUB	72	100.0%	951	11,269	9,462	2007	1998
5	Arizona Center (6)	Phoenix	AZ	4	CBD	1,071	94.0%	13,843	97,912	90,306	2011	1992
6	4 South 84th Avenue	Tolleson	AZ	1	SUB	236	100.0%	1,515	11,401	8,700	2003	1989
7	One South Church Avenue	Tucson	AZ	1	CBD	241	65.4%	3,800	33,727	24,351	2002	1986
8	Parkshore Plaza	Folsom	CA	4	SUB	269	91.4%	5,175	47,137	43,076	2011	1999
9	Leased Land	Gonzalez	CA	7	SUB	—	100.0%	3,181	31,825	29,402	2010	—
10	Sky Park Centre	San Diego	CA	2	SUB	63	100.0%	1,281	9,786	6,687	2002	1986
11	Sorrento Valley Business Park	San Diego	CA	4	SUB	105	100.0%	2,125	17,530	10,405	1996	1984
12	9110 East Nichols Avenue	Centennial	CO	1	SUB	144	96.2%	2,417	20,290	14,377	2001	1984
13	7450 Campus Drive	Colorado Springs	CO	1	SUB	77	88.1%	1,807	9,481	8,462	2010	1996
14	1225 Seventeenth Street	Denver	CO	1	CBD	672	94.6%	20,346	145,739	127,303	2009	1982
15	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	SUB	248	100.0%	8,035	63,610	56,371	2010	2007
16	1601 Dry Creek Drive	Longmont	CO	1	SUB	553	97.0%	8,227	32,359	23,907	2004	1982
17	129 Worthington Ridge Road	Berlin	CT	1	SUB	228	100.0%	781	5,252	4,473	2006	1968
18	97 Newberry Road	East Windsor	CT	1	SUB	289	100.0%	2,149	15,350	12,718	2006	1989
19	185 Asylum Street	Hartford	CT	1	CBD	868	98.6%	21,314	78,021	73,362	2012	2010
20	599 Research Parkway	Meriden	CT	1	SUB	48	100.0%	823	8,092	6,090	2003	1982
21	33 Stiles Lane	North Haven	CT	1	SUB	175	100.0%	1,089	9,793	7,790	2006	2002
22	181 Marsh Hill Road	Orange	CT	1	SUB	162	100.0%	1,199	10,794	9,080	2006	2006
23	101 Barnes Road	Wallingford	CT	1	SUB	46	90.5%	869	1,423	1,371	1998	1988
24	15 Sterling Drive	Wallingford	CT	1	SUB	173	60.5%	1,144	4,808	4,653	2006	1978
25	35 Thorpe Avenue	Wallingford	CT	1	SUB	80	87.2%	1,321	6,464	6,212	1998	1986
26	50 Barnes Industrial Road North	Wallingford	CT	1	SUB	154	100.0%	1,398	11,404	8,866	2006	1976
27	5-9 Barnes Industrial Road	Wallingford	CT	1	SUB	38	99.3%	430	3,510	2,945	2006	1980
28	860 North Main Street	Wallingford	CT	1	SUB	31	99.5%	471	3,850	2,898	2006	1982
29	One Barnes Industrial Road South	Wallingford	CT	1	SUB	30	100.0%	351	2,366	1,890	2006	1977
30	Village Lane	Wallingford	CT	2	SUB	58	100.0%	708	4,199	4,051	2006	1977
31	100 Northfield Drive	Windsor	CT	1	SUB	117	99.6%	1,742	13,272	8,964	2003	1988
32	1250 H Street, NW	Washington	DC	1	CBD	188	86.8%	6,804	66,415	41,893	1998	1992
33	Georgetown-Green and Harris Buildings	Washington	DC	2	CBD	240	100.0%	6,073	60,023	55,001	2009	2006
34	802 Delaware Avenue	Wilmington	DE	1	CBD	241	100.0%	3,528	43,467	21,221	1998	1986
35	6600 North Military Trail	Boca Raton	FL	3	SUB	640	100.0%	17,086	145,698	131,908	2011	2008
36	225 Water Street	Jacksonville	FL	1	CBD	319	44.7%	3,056	20,012	19,357	2008	1985
37	9040 Roswell Road	Atlanta	GA	1	SUB	179	78.9%	2,553	23,243	17,665	2004	1985
38	Executive Park	Atlanta	GA	9	SUB	427	66.4%	4,867	43,519	29,364	2004; 2007	1972
39	The Exchange	Atlanta	GA	2	SUB	188	79.7%	2,255	17,907	13,386	2004; 2005	1995
40	3920 Arkwright Road	Macon	GA	1	SUB	196	79.5%	2,741	20,498	15,505	2006	1988
41	1775 West Oak Commons Court	Marietta	GA	1	SUB	80	100.0%	1,180	8,305	6,769	2007	1998
42	633 Ahua Street	Honolulu	HI	1	SUB	121	89.6%	1,800	16,401	12,912	2003	2006
43	625 Crane Street	Aurora	IL	1	SUB	104	100.0%	408	1,611	1,547	2007	1977

PROPERTY DETAIL
As of March 31, 2015
(sorted by geographic location, dollars and square feet in thousands)

	Property	City and State/Country		No. of Bldgs.	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (3)	Net Book Value (4)	Year Acquired	Weighted Average Year Built or Substantially Renovated (5)
44	905 Meridian Lake Drive	Aurora	IL	1	SUB	75	93.1%	1,848	12,298	9,636	2007	1999
45	1200 Lakeside Drive	Bannockburn	IL	1	SUB	260	100.0%	2,331	59,494	46,597	2005	1999
46	600 West Chicago Avenue	Chicago	IL	2	CBD	1,512	90.9%	45,597	355,386	325,879	2011	2001
47	8750 Bryn Mawr Avenue	Chicago	IL	2	SUB	632	88.7%	15,989	90,924	81,126	2010	2005
48	Illinois Center	Chicago	IL	2	CBD	2,090	73.5%	42,958	333,944	308,757	2011; 2012	2001
49	1717 Deerfield Road	Deerfield	IL	1	SUB	141	69.5%	2,288	8,499	8,214	2005	1986
50	1955 West Field Court	Lake Forest	IL	1	SUB	59	100.0%	1,176	11,925	8,782	2005	2001
51	101-115 W. Washington Street	Indianapolis	IN	1	CBD	634	94.4%	11,208	89,379	67,730	2005	1977
52	111 Monument Circle	Indianapolis	IN	2	CBD	1,064	83.1%	22,549	173,116	163,314	2012	1990
53	5015 S. Water Circle	Wichita	KS	1	SUB	114	100.0%	581	5,874	5,103	2007	1995
54	701 Poydras Street	New Orleans	LA	1	CBD	1,257	95.6%	19,921	97,897	89,971	2011	2010
55	109 Brookline Avenue	Boston	MA	1	CBD	286	94.3%	9,397	45,458	27,861	1995	1915
56	Adams Place	Braintree/Quincy	MA	2	SUB	230	72.7%	3,523	19,775	18,628	1998	2006
57	Cabot Business Park	Mansfield	MA	2	SUB	253	50.0%	1,980	14,829	14,088	2003	1980
58	Cabot Business Park Land	Mansfield	MA	—	SUB	—	100.0%	—	1,033	1,033	2003	0
59	2300 Crown Colony Drive	Quincy	MA	1	SUB	46	95.5%	998	7,144	4,646	2004	1999
60	Myles Standish Industrial Park	Taunton	MA	2	SUB	75	100.0%	1,091	7,664	7,479	2007	1988
61	340 Thompson Road	Webster	MA	1	SUB	25	100.0%	191	3,188	1,900	1997	1995
62	100 South Charles Street	Baltimore	MD	1	CBD	160	86.0%	2,792	16,362	9,285	1997	1988
63	111 Market Place	Baltimore	MD	1	CBD	541	97.0%	10,740	76,075	53,504	2003	1990
64	25 S. Charles Street	Baltimore	MD	1	CBD	344	94.4%	7,346	38,504	27,016	2004	1972
65	820 W. Diamond	Gaithersburg	MD	1	SUB	135	82.1%	2,677	33,374	22,836	1997	1995
66	6710 Oxon Hill	Oxon Hill	MD	1	SUB	118	60.3%	1,768	17,538	10,380	1997	1992
67	Danac Stiles Business Park	Rockville	MD	3	SUB	277	85.4%	6,643	65,564	48,021	2004	2002
68	East Eisenhower Parkway	Ann Arbor	MI	2	SUB	410	92.8%	9,461	55,045	49,192	2010	2006
69	8800 Queen Avenue South	Bloomington	MN	1	SUB	281	92.7%	4,020	13,639	13,155	1998	1957
70	2250 Pilot Knob Road	Mendota Heights	MN	1	SUB	87	100.0%	804	6,530	4,076	1998	1995
71	9800 Shelard Parkway	Plymouth	MN	1	SUB	47	80.3%	859	5,289	2,865	1999	1987
72	Rosedale Corporate Plaza	Roseville	MN	3	SUB	149	100.0%	2,898	27,548	18,462	1999	1987
73	411 Farwell Avenue	South St. Paul	MN	1	SUB	423	100.0%	1,916	16,355	13,221	2004	1970
74	6200 Glenn Carlson Drive	St. Cloud	MN	1	SUB	338	100.0%	2,275	15,753	13,855	2009	2013
75	1000 Shelard Parkway	St. Louis Park	MN	1	SUB	62	64.7%	887	7,917	4,839	1999	1986
76	525 Park Street	St. Paul	MN	1	CBD	76	89.1%	1,228	8,456	5,280	1999	1987
77	1900 Meyer Drury Drive	Arnold	MO	1	SUB	65	100.0%	1,076	8,610	6,518	2004	1999
78	4700 Belleview Avenue	Kansas City	MO	1	SUB	81	79.1%	1,090	6,765	5,915	2008	1986
79	131-165 West Ninth Street	N. Kansas City	MO	1	SUB	76	100.0%	273	1,753	1,544	2008	1970
80	12655 Olive Boulevard	St. Louis	MO	1	SUB	99	98.6%	2,015	13,134	11,010	2006	1988
81	1285 Fern Ridge Parkway	St. Louis	MO	1	SUB	67	46.5%	628	6,039	3,490	2003	1998
82	300 North Greene Street	Greensboro	NC	1	CBD	324	86.3%	6,660	40,799	36,175	2010	1989
83	7-9 Vreeland Road	Florham Park	NJ	1	SUB	156	66.0%	1,782	7,215	6,635	1998	1979
84	111 River Street	Hoboken	NJ	1	CBD	566	95.7%	22,810	134,801	115,741	2009	2002
85	5 Paragon Drive	Montvale	NJ	1	SUB	119	100.0%	3,649	14,426	12,993	2011	2008
86	1000 Voorhees Drive 400 Laurel Oak Drive	Voorhees	NJ	2	SUB	125	55.0%	1,318	6,165	5,788	1998	1989
87	One Park Square	Albuquerque	NM	6	CBD	260	86.4%	4,505	29,839	21,119	2002	1986
88	Widewaters Parkway	Dewitt	NY	8	SUB	514	73.9%	6,601	19,189	18,110	1999; 2006	1988
89	5062 Brittonfield Parkway	East Syracuse	NY	1	SUB	40	100.0%	1,033	3,764	3,665	2006	1995

PROPERTY DETAIL
As of March 31, 2015
(sorted by geographic location, dollars and square feet in thousands)

	Property	City and State/Country		No. of Bldgs.	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (3)	Net Book Value (4)	Year Acquired	Weighted Average Year Built or Substantially Renovated (5)
90	Woodcliff Drive	Fairport	NY	6	SUB	517	80.9%	8,346	47,832	43,810	2006	1995
91	1601 Veterans Highway	Islandia	NY	1	SUB	64	92.1%	1,389	3,535	3,373	1999	1987
92	Two Corporate Center Drive	Melville	NY	1	SUB	291	49.3%	3,327	11,831	10,798	1999	1985
93	Interstate Place	North Syracuse	NY	2	SUB	61	81.0%	810	2,930	2,825	2006	1973
94	1000 Pittsford-Victor Road	Pittsford	NY	1	SUB	73	54.5%	1,181	2,938	2,813	2006	1986
95	1200 Pittsford - Victor Road	Pittsford	NY	1	SUB	19	100.0%	364	1,854	1,803	2004	2003
96	Corporate Crossing	Pittsford	NY	5	SUB	216	81.8%	3,270	14,422	13,968	2004	2000
97	Canal View Boulevard	Rochester	NY	3	SUB	118	91.1%	1,468	11,624	9,724	2006	2000
98	14 Classic Street	Sherburne	NY	1	SUB	37	100.0%	204	1,389	1,107	2006	2000
99	110 W Fayette Street	Syracuse	NY	1	CBD	305	81.9%	3,637	15,563	14,743	1999	2012
100	251 Salina Meadows Parkway	Syracuse	NY	1	SUB	66	87.5%	921	2,906	2,739	1999	1990
101	11311 Cornell Park Drive	Blue Ash	OH	1	SUB	93	69.3%	1,017	6,617	6,332	2006	1982
102	North Point Office Complex	Cleveland	OH	2	CBD	873	79.3%	16,113	121,954	102,228	2008	1988
103	5300 Kings Island Drive	Mason	OH	1	SUB	159	68.1%	343	11,072	10,264	1998	1994
104	3 Crown Point Court	Sharonville	OH	1	SUB	74	100.0%	1,324	10,750	8,762	2005	1999
105	Raintree Industrial Park	Solon	OH	12	SUB	563	87.9%	1,922	12,164	11,660	2004	1975
106	401 Vine Street	Delmont	PA	1	SUB	54	100.0%	528	7,117	6,091	2007	1999
107	515 Pennsylvania Avenue	Fort Washington	PA	1	SUB	82	77.0%	1,435	10,710	6,236	1997	1998
108	443 Gulph Road	King of Prussia	PA	1	SUB	21	100.0%	453	4,673	3,115	1997	1966
109	4350 Northern Pike	Monroeville	PA	1	SUB	504	46.9%	3,979	40,818	25,466	2004	2012
110	Cherrington Corporate Center	Moon Township	PA	7	SUB	455	78.5%	4,934	64,218	44,627	1998; 1999	1997
111	1500 Market Street	Philadelphia	PA	1	CBD	1,774	79.5%	36,270	283,925	212,633	2002	1974
112	1525 Locust Street	Philadelphia	PA	1	CBD	98	95.3%	2,245	11,161	7,338	1999	1987
113	1600 Market Street	Philadelphia	PA	1	CBD	826	84.5%	17,878	131,877	79,386	1998	1983
114	16th and Race Street	Philadelphia	PA	1	CBD	609	0.0%	—	36,306	34,696	1997	1980
115	1735 Market Street	Philadelphia	PA	1	CBD	1,291	91.8%	37,338	298,361	184,690	1998	1990
116	Foster Plaza	Pittsburgh	PA	8	SUB	727	84.9%	12,133	73,423	55,972	2005	1993
117	128 Crews Drive	Columbia	SC	1	SUB	186	100.0%	771	3,747	3,336	2007	2011
118	1320 Main Street	Columbia	SC	1	CBD	334	91.8%	8,334	55,168	51,814	2012	2004
119	111 Southchase Boulevard	Fountain Inn	SC	1	SUB	168	0.0%	—	6,155	4,728	2007	1987
120	1043 Global Avenue	Graniteville	SC	1	SUB	450	100.0%	1,480	16,870	13,704	2007	1998
121	633 Frazier Drive	Franklin	TN	1	SUB	150	100.0%	2,004	18,980	16,516	2007	1999
122	775 Ridge Lake Boulevard	Memphis	TN	1	CBD	121	78.1%	2,340	20,829	15,658	2004	2000
123	1601 Rio Grande Street	Austin	TX	1	CBD	56	97.7%	1,527	8,235	5,299	1999	1985
124	206 East 9th Street	Austin	TX	1	CBD	170	100.0%	6,210	48,274	45,424	2012	1984
125	4515 Seton Center Parkway	Austin	TX	1	SUB	117	96.8%	2,668	22,863	14,351	1999	1997
126	4516 Seton Center Parkway	Austin	TX	1	SUB	121	94.8%	2,623	23,321	14,366	1999	1985
127	7800 Shoal Creek Boulevard	Austin	TX	4	SUB	152	94.3%	3,212	21,210	14,170	1999	1974
128	812 San Antonio Street	Austin	TX	1	CBD	59	97.9%	1,362	8,472	5,596	1999	1987
129	8701 N Mopac	Austin	TX	1	SUB	122	75.1%	1,533	18,253	11,899	1999	1982
130	Bridgepoint Parkway	Austin	TX	5	SUB	440	93.0%	11,670	88,040	52,517	1997	1995
131	Lakewood on the Park	Austin	TX	2	SUB	181	97.3%	4,246	37,179	23,322	1998	1998
132	Research Park	Austin	TX	4	SUB	1,110	98.0%	11,666	90,585	63,065	1998	1976
133	9840 Gateway Boulevard North	El Paso	TX	1	SUB	72	100.0%	1,086	11,432	9,619	2007	1999
134	3003 South Expressway 281	Hidalgo	TX	1	SUB	150	100.0%	1,851	17,004	14,102	2007	1999
135	3330 N Washington Boulevard	Arlington	VA	1	SUB	56	15.3%	194	8,843	5,692	1998	1987

PROPERTY DETAIL
As of March 31, 2015
(sorted by geographic location, dollars and square feet in thousands)

	Property	City and State/Country		No. of Bldgs.	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (3)	Net Book Value (4)	Year Acquired	Weighted Average Year Built or Substantially Renovated (5)
136	Thunderbolt Place	Chantilly	VA	2	SUB	101	87.9%	1,493	14,562	9,464	1999	1988
137	6160 Kempsville Circle	Norfolk	VA	1	SUB	130	44.8%	886	15,288	11,107	2002	1987
138	448 Viking Drive	Virginia Beach	VA	1	SUB	75	75.7%	995	7,576	5,845	2004	1991
139	333 108th Avenue NE	Bellevue	WA	1	CBD	417	100.0%	18,563	152,543	133,205	2009	2008
140	600 108th Avenue NE	Bellevue	WA	1	CBD	244	88.7%	5,462	46,166	35,632	2004	2012
141	1331 North Center Parkway	Kennewick	WA	1	SUB	54	100.0%	909	9,187	7,818	2007	1999
142	100 East Wisconsin Avenue	Milwaukee	WI	1	CBD	435	89.2%	10,833	82,054	72,634	2010	1989
143	111 East Kilbourn Avenue	Milwaukee	WI	1	CBD	374	96.7%	9,309	55,065	45,743	2008	1988
144	7 Modal Crescent	Canning Vale	Aust.	1	SUB	164	100.0%	1,228	12,313	11,861	2010	2001
145	71-93 Whiteside Road	Clayton	Aust.	1	SUB	303	100.0%	1,449	14,213	13,475	2010	1965
146	9-13 Titanium Court	Crestmead	Aust.	1	SUB	70	46.8%	106	4,699	4,422	2010	2005
147	16 Rodborough Road	Frenchs Forest	Aust.	1	SUB	91	100.0%	1,747	13,468	12,620	2010	1987
148	22 Rodborough Road	Frenchs Forest	Aust.	1	SUB	43	100.0%	174	6,356	5,888	2010	1997
149	127-161 Cherry Lane	Laverton North	Aust.	1	SUB	279	100.0%	995	7,680	7,222	2010	1965
150	310-314 Invermay Road	Mowbray	Aust.	1	SUB	47	100.0%	368	44	—	2010	1970
151	253-293 George Town Road	Rocherlea	Aust.	1	SUB	144	100.0%	1,017	109	—	2010	1970
152	310-320 Pitt Street	Sydney	Aust.	1	CBD	314	100.0%	14,445	129,100	120,156	2010	1989
153	44-46 Mandarin Street	Villawood	Aust.	1	SUB	227	82.7%	981	12,542	11,730	2010	1980
154	19 Leadership Way	Wangara	Aust.	1	SUB	77	100.0%	820	5,531	5,287	2010	2000

				259		42,752	85.9%	$774,422	$5,699,596	$4,633,227

(1)	Excludes properties sold prior to April 1, 2015.

(2)
Annualized rental revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of March 31, 2015, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3)	Represents the carrying value of real estate properties, after purchase price allocations, impairment writedowns and currency adjustments, if any.

(4)	Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations, impairment writedowns and currency adjustments, if any.

(5)	Weighted based on square feet.

(6)
Contractual cash payments (including management fees) from one tenant at Arizona Center for the three months ended March 31, 2015 were $2,032 and will decrease to approximately $515 per year beginning in 2016. The terms of this tenant's lease require us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $141 and $229 for the three months ended March 31, 2015 and 2014, respectively. Annualized rental revenue excludes the cash payments received from this tenant. This direct financing lease has an expiration date in 2045.

SUMMARY OF EQUITY INVESTMENTS
(dollars in thousands)

	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Common Shares Owned:
Select Income REIT (1)	—	—	—	22,000,000	22,000,000
Affiliates Insurance Company (2)	—	—	—	—	20,000

Percent Owned:
Select Income REIT (1)	0.0%	0.0%	0.0%	36.7%	44.1%
Affiliates Insurance Company (2)	0.0%	0.0%	0.0%	0.0%	12.5%

Percent of Total Assets (book value):
Select Income REIT (1)	0.0%	0.0%	0.0%	8.1%	7.8%
Affiliates Insurance Company (2)	0.0%	0.0%	0.0%	0.0%	0.1%
Total	0.0%	0.0%	0.0%	8.1%	7.9%

Carrying Book Value on Balance Sheet:
Select Income REIT (1)	$—	$—	$—	$531,862	$513,099
Affiliates Insurance Company (2)	—	—	—	—	5,835
Total	$—	$—	$—	$531,862	$518,934

Market Value of Shares Owned:
Select Income REIT (1)	$—	$—	$—	$652,080	$665,940
Affiliates Insurance Company (2)	N/A	N/A	N/A	N/A	N/A
Total	$—	$—	$—	$652,080	$665,940

	For the Three Months Ended
	March 31,
	2015	2014
Equity in earnings of investees
Select Income REIT (1)	$—	$11,032
Affiliates Insurance Company (2)	—	(98)
Total	$—	$10,934

FFO From Investees
Select Income REIT (1)	$—	$15,038
Affiliates Insurance Company (2)	—	(98)
Total	$—	$14,940

(1)
Beginning on July 2, 2013, EQC no longer consolidated its investment in SIR, but instead accounted for its investment in SIR under the equity method. In addition, in May and June 2014, SIR issued 10,000,000 of its common shares in a public offering, which reduced EQC's ownership interest in SIR to 36.7%. On July 9, 2014, EQC sold its entire stake of 22,000,000 common shares of SIR.

(2)
Affiliates Insurance Company, or AIC, is a private company that, until May 9, 2014, was owned equally by Reit Management & Research LLC, or RMR, and each of the public companies to which RMR provides management services, including EQC and SIR. On May 9, 2014, as a result of the change in control of EQC and in accordance with the terms of a shareholders agreement among EQC and the other AIC shareholders, the other AIC shareholders purchased pro rata from EQC all 20,000 shares of AIC that EQC then owned for aggregate proceeds of $5,776.

DEFINITIONS

Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests. Normalized FFO begins with FFO and excludes lease value amortization, straight line rent, gains and losses on early extinguishment of debt, gains and losses on the sale of equity investments, gains and losses on the issuance of shares by an equity investee, shareholder litigation and transition-related expenses, acquisition related costs, interest earned from a direct financing lease, gain on sale of securities, and our portion of these items related to equity investees and noncontrolling interests. Normalized FFO also includes the minimum cash rent from a direct financing lease. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income, net income attributable to Equity Commonwealth, net income attributable to EQC common shareholders, operating income and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
We calculate EBITDA as net income (loss) excluding 1) interest expense, 2) income tax expense, 3) depreciation and amortization, and 4) our portion of these items related to equity investees.
We calculate Adjusted EBITDA as EBITDA excluding 1) loss on asset impairment, 2) acquisition related costs, 3) loss on early extinguishment of debt, 4) shareholder litigation costs and transition-related expenses, 5) gains or losses on sale of properties, 6) gains or losses on sale of equity investments, 7) gains or losses on issuance of shares by an equity investee, and 8) our portion of these items related to equity investees.
We consider EBITDA and Adjusted EBITDA to be appropriate measures of our operating performance, along with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do.

DEFINITIONS

Tenant Improvements
Capital expenditures to improve tenant spaces.

Leasing Costs
Leasing costs such as brokerage commissions and related legal expenses.

Building Improvements
Expenditures to replace obsolete building components or extend the useful life of existing assets.

Development, Redevelopment and Other Activities
Includes 1) major capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property, and 2) major capital expenditure projects that reposition a property or result in new sources of revenue.